UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 12, 2023
 _________________________________
Matador Resources Company
(Exact name of registrant as specified in its charter)
   _________________________________

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On April 12, 2023, MRC Hat Mesa, LLC (“Purchaser”), a wholly-owned subsidiary of Matador Resources Company (“Matador”), consummated the previously disclosed acquisition (the “Acquisition”) contemplated by that certain Securities Purchase Agreement, dated as of January 24, 2023 (the “Purchase Agreement”), among Purchaser, MRC Energy Company (“MRC Energy”) (solely for the purposes of guaranteeing the obligations of Purchaser), AEP EnCap HoldCo, LLC (“AEP EnCap”), Ameradvance Management LLC (“ManagementCo” and, together with AEP EnCap, each a “Seller” and collectively, the “Sellers”) and Advance Energy Partners Holdings, LLC (the “Target”), pursuant to which, among other things, Sellers agreed to sell to Purchaser, and Purchaser agreed to purchase from Sellers, all of the issued and outstanding membership interests of the Target, for an aggregate purchase price consisting of (i) an amount in cash equal to $1,600,000,000 (subject to certain customary adjustments, including for working capital and for title defects and environmental defects) and (ii) for each calendar month during calendar year 2023 in which the average of the daily settlement price for the West Texas Intermediate (WTI) light sweet crude oil prompt month futures contract for such calendar month exceeds $85.00, a payment equal to $7,500,000 (each such payment attributable to such calendar month, a “Contingent Consideration Payment”). The Target holds certain oil and natural gas producing properties and undeveloped acreage located primarily in Lea County, New Mexico and Ward County, Texas, including approximately 18,500 net acres (99% held by production) in the core of the northern Delaware Basin, most of which is strategically located in Matador’s Ranger asset area in Lea County, New Mexico near Matador’s existing properties.
Upon the closing of the Acquisition, Purchaser paid the as-adjusted closing purchase price of approximately $1,597,533,504 in cash, which amount is subject to customary post-closing adjustments and any potential Contingent Consideration Payments.
The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. This summary of the principal terms of the Purchase Agreement and the copy of the Purchase Agreement filed as Exhibit 2.1 have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Matador, Purchaser, MRC Energy, the Sellers, the Target or any of their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, the representations, warranties and covenants in the Purchase Agreement were made as of specific dates, were made solely for the Purchase Agreement and for the purposes of allocating risk between the parties to the Purchase Agreement, rather than establishing matters as facts, are solely for the benefit of such parties, may be subject to qualifications or limitations agreed upon by such parties and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors and reports and documents filed with the Securities and Exchange Commission. Accordingly, investors are not third-party beneficiaries under the Purchase Agreement and the representations, warranties and covenants in the Purchase Agreement, and any descriptions thereof, should not be relied on as characterizations of the actual state of facts or circumstances of Matador, Purchaser, MRC Energy, the Sellers or the Target. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01	Regulation FD Disclosure.
On April 13, 2023, Matador issued a press release (the “Press Release”) announcing the closing of the Acquisition. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*
Securities Purchase Agreement, dated January 24, 2023, by and among MRC Hat Mesa, LLC, MRC Energy Company (solely for the limited purposes stated therein), AEP EnCap HoldCo, LLC, Ameradvance Management LLC and Advance Energy Partners Holdings, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 24, 2023.

99.1	Press Release, dated April 13, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).
*	This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: April 13, 2023	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President